EXHIBIT

99.1
Vaxxinity

Appoints Dr.

Peter Powchik

to
Board of

Directors
DALLAS,

March

21,

2022 (GLOBE

NEWSWIRE)

-- Vaxxinity,

Inc. (Nasdaq:
VAXX),

a U.S.

company

pioneering

the

development

of a

new class

of
immunotherapeutic

vaccines

for chronic

diseases,

today

announced

that
Peter

Powchik,

M.D. is

joining

its Board

of Directors

and

will

be retiring

as
Vaxxinity’s

Executive

Vice

President,

Research

& Development.

This
transition

will be

effective

March

31, 2022

and

will increase

the size

of the
Board

to seven.
“Peter

is

a rockstar

of drug

development

who

has contributed

to the
approval

of over

half

a dozen

new

drugs

that

help

patients

to this

day.

We
are fortunate

to

have

him joining

our Board

where

we

may continue

to
leverage

his considerable

expertise

to

develop

vaccines

and

treat chronic
diseases,”

said

Lou

Reese,

Executive

Chairman

of Vaxxinity.
“Vaxxinity

is continuing

to

build

a world

-class

team

of scientists

and

drug
development

experts

with the

drive

to change

the

way

we treat

chronic
diseases,

and

helping

to

achieve

our goal

of making

safe,

effective

and
affordable

treatments

to

democratize

health,”

said

Dr.

Peter

Powchik.

“We
have

a unique

platform

that

has

the potential

to

disrupt

the

current
treatment

paradigms

in chronic

diseases

and

allow

us to

rethink

how
medicines

are developed

and

delivered.

By utilizing

a vaccine

approach,
Vaxxinity

can

not only

provide

medicines

that

are more

affordable

and
convenient,

but also

in combinations

and stages

of disease

that

were
previously

impractical.

I look

forward

to

my

next chapter

with this

dynamic
company.”
Prior

to joining

Vaxxinity

and its

predecessor,

United

Neuroscience,

Dr.
Powchik

was

Senior

Vice

President,

Head

of Clinical

Development

at
Regeneron

Pharmaceuticals

from

2006 to

2018,

where

he oversaw

the
development

of Regeneron’s

first

seven

approved

drugs

and

helped

to

build
its development

and regulatory

infrastructure.

Peter

led the

development

of

multiple

products

to licensure

including

Eylea®,

Kevzara®,

Arcalyst®,
Dupixent®

and

Praluent®

against

PCSK9

for

hypercholesterolemia.

He

also
served

various

roles

in clinical

development

including

at Chugai

Pharma
USA,

Novartis

overseeing

the

development

and

approval

of Ritalin

LA®

and
Focalin®

and Sepracor

where

he initiated

the

development

of

Lunesta®.

He
is a

board-certified

psychiatrist

trained

at NYU

School

of Medicine,

Mount
Sinai

Medical

Center

(NYC),

and

Columbia

University

College

of Physicians
and

Surgeons.
“We

thank

Peter

for

his

outstanding

contribution

to

Vaxxinity

and

warmly
welcome

him to

our Board

of Directors,”

said

Mei

Mei Hu,

Chief

Executive
Officer

of Vaxxinity.

“Peter

has

been instrumental

in defining

our path

and
shaping

our journey

to create

next

generation

vaccines

to serve

the
underserved

around

the

world

and

democratize

health.”
About

Vaxxinity
Vaxxinity,

Inc.

is a

purpose-driven

biotechnology

company

committed

to
democratizing

healthcare

across

the globe.

The

company

is

pioneering

a
new class

of synthetic,

peptide-based

immunotherapeutic

vaccines

aimed
at disrupting

the

existing

treatment

paradigm

for chronic

disease,
increasingly

dominated

by monoclonal

antibodies,

which

suffer

from
prohibitive

costs

and cumbersome

administration.

The

company’s
proprietary

technology

platform

has

enabled

the

innovation

of novel

pipeline
candidates

designed

to

bring

the

efficiency

of vaccines

to the

treatment

of
chronic

diseases,

including

Alzheimer’s,

Parkinson’s,

migraine,

and
hypercholesterolemia.

The

technology

is

also implemented

as part

of a
COVID-19

vaccine

program.

Vaxxinity

has

optimized

its

pipeline

to

achieve
a potentially

historic,

global

impact

on human

health.
For

more information

about

Vaxxinity,

Inc., visit

www.vaxxinity.com

and
follow

us on

social

media

@vaxxinity.
Forward-looking

Statement
This

press

release

includes

forward-looking

statements

within

the

meaning
of the

Private

Securities

Litigation

Reform

Act

of 1995.

The

use

of certain
words,

including

"believe,"

"may,"

“continue,”

“advancing,”

and

"will"

and
similar

expressions,

are intended

to identif

y

forward-looking

statements.
These

forward-looking

statements

involve

substantial

risks

and
uncertainties,

including

statements

that

are

based

on the

current
expectations

and

assumptions

of Vaxxinity’s

management

about

the
development

of a

new class

of immunotherapeutic

vaccines

and the
innovation

and

efficacy

of Vaxxinity’s

product

candidates.

Various

important

factors

could

cause

actual

results

or events

to

differ

materially

from those
that

may

be expressed

or implied

by our

forward-looking

statements.
Additional

important

factors

to

be considered

in connection

with forward

-
looking

statements

are described

in the

"Risk

Factors"

section

of the
Company's

Quarterly

Report

on Form

10-Q

filed

with the

Securities

and
Exchange

Commission

on December

23,

2021.

The

forward-looking
statements

are made

as of

this

date

and

Vaxxinity

does

not undertake

any
obligation

to

update

any forward

-looking

statements,

whether

as a

result

of
new information,

future

events

or otherwise,

except

as required

by law.
Investor Contact

Claudia

Styslinger
vaxxinity@argotpartners.com
Press

Contact

Philip

Cowdell
media@vaxxinity.com